Exhibit 4.4

Execution Version

KALARIS THERAPEUTICS, INC.

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made as of October 28, 2024 by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), Samsara BioCapital, L.P. (“Samsara”) and the individuals and entities who become parties to this Agreement by executing and delivering a counterpart signature page in the form attached hereto as Exhibit A (each a “Purchaser” and collectively, the “Purchasers”).

RECITALS

The Company desires to issue and sell and each Purchaser desires to purchase, an unsecured convertible promissory note in substantially the form attached to this Agreement as Exhibit C (the “Notes”), which shall be convertible on the terms stated therein into equity securities of the Company. The Notes and the equity securities issuable upon conversion thereof (and the securities issuable upon conversion of such equity securities) are collectively referred to herein as the “Securities.”

The Company has entered into a non-binding term sheet for a reverse merger transaction between the Company and a public company (the “Acquisition”) for which a definitive transaction agreement (the “Acquisition Agreement”) has not been executed as of the date of the Initial First Tranche Closing (as defined below).

AGREEMENT

In consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Purchase and Sale of Notes.

(a)	Authorization; Sale and Issuance of Notes.

(i) The Company has duly authorized the sale and issuance of Notes, pursuant to the terms of this Agreement, in the form attached hereto as Exhibit C, in the aggregate principal amount of up to $25,000,000.

(ii) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at each Closing (as defined below) and the Company agrees to sell and issue to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit B under the heading applicable to such Closing. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales.

(b)	Closings; Delivery.

(i) Initial First Tranche Closing. The initial purchase and sale of the Notes shall take place remotely via the exchange of documents on the date first written above, or at such other time and place as the Company and the individual Purchaser participating in such closing mutually agree orally or in writing (which time and place are designated as the “Initial First Tranche Closing”). The term “Closing” shall apply to each closing described in this Agreement, unless otherwise specified herein.

(ii) Final First Tranche Closing. Subsequent to the Initial First Tranche Closing, the Company shall issue and sell additional Notes pursuant to this Agreement, up to a maximum aggregate principal amount of $10,000,000 for all Notes issued pursuant to Section 1(b)(i) and this Section 1(b)(ii) of this Agreement (the “First Tranche Amount”), to existing preferred stockholders of the Company other than Samsara in a subsequent closing to occur prior to the effective date of the Acquisition Agreement (the “Effective Date”), provided that Samsara shall purchase the portion of the First Tranche Amount issued to pursuant to this Section 1(b)(ii) that is not purchased by such other existing preferred stockholders of the Company at such closing (the “Final First Tranche Closing,” and together with the Initial First Tranche Closing, the “First Tranche Closings”).

(iii) Commitment to Purchase Additional Notes. Each Purchaser that purchases Notes in the First Tranche Closings hereby commits to purchase additional Notes in aggregate principal amount equal to 150% of the aggregate amount invested by such Purchaser in the First Tranche Closings (up to a maximum aggregate principal amount, to be purchased by all Purchasers, of $15,000,000 (such aggregate committed amount, the “Subsequent Tranche Closings Amount”)), such investment to be made in three equal installments as set forth on Exhibit B hereto, and Exhibit B shall be updated to reflect such commitments and purchases.

(iv) Subsequent Tranche Closings. Subsequent to the Effective Date, the Subsequent Tranche Closings Amount shall be issued and sold in three additional Closings, pursuant to which the Company may issue and sell additional Notes pursuant to this Agreement, up to a maximum aggregate principal amount of $5,000,000 at each such Closing (each, a “Subsequent Tranche Closing”). Subject to the terms and conditions set forth in this Agreement, including Section 1(b)(v) below, each Purchaser will be required to purchase an additional Note at such Subsequent Tranche Closing in the amount set forth on Exhibit B under the heading “Subsequent Tranche Closing Amount” applicable to such Subsequent Tranche Closing. In the event that any Purchaser does not purchase its full Subsequent Tranche Closing Amount at an applicable Closing, then those Purchasers that fully subscribe for their Subsequent Tranche Closing Amount at such Closing shall have the right, but not the obligation, to purchase the Subsequent Tranche Closing Amount shortfalls on a pro rata basis based on the First Tranche Closings investment amounts (including pursuant to the last sentence of Section 1(b)(iii)) at an additional Closing to be held on a date agreed by the Company and a majority in interest of the Purchasers participating in such Closing.

(v) Subsequent Tranche Closing Trigger. Subject to the terms and conditions of this Agreement and upon written notice from the Company, the delivery of which notice shall be subject to the prior written consent of Samsara, to the Purchasers listed on Exhibit B (the “Notice of Subsequent Tranche Closing”), each such Purchaser agrees to purchase at the applicable Subsequent Tranche Closing and the Company agrees to sell and issue to such

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Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit B. The Notice of Subsequent Tranche Closing shall indicate (A) the applicable Subsequent Tranche Closing name, Note series and Subsequent Tranche Closing Amount, and (B) the Closing Date for such Closing, which shall not be earlier than ten (10) days following the delivery of such notice (or such shorter time agreed to in writing by all the Purchasers). Notwithstanding anything in this Agreement to the contrary, each Purchaser may invest its portion (in full) required for the Subsequent Tranche Closings at any time prior to the occurrence of a Subsequent Tranche Closing Trigger only with the written consent of the Company and the holders representing a majority of the outstanding principal amount of indebtedness represented by all Notes issued under this Agreement (a “Majority in Interest”).

(vi) At each Closing, the Company shall deliver to each Purchaser the Note to be purchased by such Purchaser upon receipt of (A) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company and (B) the delivery of a counterpart signature page to this Agreement in the form attached hereto as Exhibit A to the extent such Purchaser has not previously countersigned this Agreement.

(c) Automatic Conversion for Failure to Purchase Note at Subsequent Tranche Closing. Each Purchaser hereby agrees that, in the event any Purchaser fails to purchase the entire Subsequent Tranche Closing Amount required to be purchased at such Subsequent Tranche Closing (any such Purchaser, a “Defaulting Purchaser”): (i) every ten shares of the Company’s Series B-2 Preferred Stock then held by such Defaulting Purchaser shall be automatically converted at such Closing into one share of the Company’s Common Stock with the aggregate number of resulting shares rounded down to the nearest whole share; (ii) such Defaulting Purchaser’s rights and status as a Major Investor (as defined in the Amended and Restated Investors’ Rights Agreement, dated as of October 13, 2023, by and among the Company and the other parties thereto (as amended and/or restated from time to time, the “Investors’ Rights Agreement”) and/or pursuant to any side letter among such Purchaser, the Company and any other parties thereto, including that certain Management Rights Letter Agreement between the Company and the parties thereto, dated as of October 13, 2023 (collectively, the “Side Letters”)), shall immediately terminate and be of no further force or effect, notwithstanding the terms of such agreements; (iii) such Defaulting Purchaser’s rights to designate a board observer, including as set forth in the Investors’ Rights Agreement and/or any Side Letter, shall terminate and be of no further force or effect, notwithstanding the terms of such agreements and (iv) notwithstanding anything to the contrary in such Defaulting Purchaser’s existing Notes, such Defaulting Purchaser’s existing Notes shall only be convertible into shares of the Company’s Common Stock at a price per share equal to ten times the conversion price applicable to the Company’s senior most preferred stock as set forth in the Company’s Certificate of Incorporation. Upon the conversion of a Defaulting Purchaser’s shares as described in this Section 1(c), such Defaulting Purchaser shall have no further right or obligation to purchase from the Company, and the Company shall have no further right or obligation to sell to such Defaulting Purchaser, a Note hereunder. With respect to a Defaulting Purchaser, such conversion as described above shall be the sole and exclusive remedy for failure of a Defaulting Purchaser to purchase its Note in the requisite Subsequent Tranche Closing.

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2. Related Documentation. Each Purchaser agrees and acknowledges that the conversion of the Notes into equity securities of the Company pursuant to the terms of the Notes may require such Purchaser’s execution of a stock purchase agreement and certain additional agreements as set forth in the Notes, relating to the purchase and sale of such equity securities and any rights relating to such equity securities.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) Authorization. This Agreement and the Notes have been duly authorized by the Board of Directors of the Company; provided, however that as of the date hereof, (i) no stockholder approval has been obtained, (ii) the Company has not obtained the necessary corporate approval for the authorization of any shares of Next Equity Securities (as defined in the Notes), and (iii) a sufficient number of shares has not been authorized under the Company’s Certificate of Incorporation to provide for the issuance of shares upon conversion of the Notes. The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Absence of Required Consents; No Violations. Except for the filing of a Form D with the Securities and Exchange Commission and any other filings required to be made in compliance with state “blue sky” laws, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement. The Company is not in violation or default (i) of any provision of its certificate of incorporation or bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (v) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which could reasonably be expected to have a material adverse effect on its business or properties.

(d) Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will not result in a violation of the qualification or registration requirements of any applicable state securities laws.

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(e) Rule 506. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

4. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants, severally and not jointly, to the Company as follows:

(a) Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c) Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

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(e) No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

(f) Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(g) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h) Lock-up Agreement; Transferees Bound. The Purchaser hereby acknowledges and agrees that the Securities are subject to the provisions set forth in the Investors’ Rights Agreement as “Registrable Securities” thereunder.

(i) Foreign Investors. If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of Purchaser’s jurisdiction. Such Purchaser also hereby represents that such Purchaser is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

5. Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the applicable Closing that such Purchaser is participating in, of each of the following conditions, unless otherwise waived:

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(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.

(b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing that such Purchaser is participating in, of each of the following conditions, unless otherwise waived:

(a) Representations and Warranties. The representations and warranties of each Purchaser contained in Section 4 shall be true and correct on and as of the Closing that such Purchaser is participating in with the same effect as though such representations and warranties had been made on and as of such Closing.

(b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

7. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Notwithstanding any provision of this Agreement to the contrary, this Agreement shall be (to the extent necessary to satisfy the requirements of Section 22062(b)(3)(D) of the California Financial Code) subject to the implied covenant of good faith and fair dealing arising under Section 1655 of the California Civil Code.

(c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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(d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or email address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(g) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of a Majority in Interest. Any amendment or waiver effected in accordance with this Section 7(g) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(j) Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

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(k) California Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

KALARIS THERAPEUTICS, INC.

By:	/s/ Andrew Oxtoby
Name: Andrew Oxtoby
Title: Chief Executive Officer

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

PURCHASER:

SAMSARA BIOCAPITAL, L.P.

By: Samsara BioCapital GP, LLC,
General Partner

By:	/s/ Srinivas Akkaraju
Name: Srinivas Akkaraju
Title: Managing General Partner

Address:	628 Middlefield Road
Palo Alto, CA 94301
Email:	[***].com

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

THOMAS ELDEN 2010 GIFT TRUST

By:	/s/ Stanley Bergman
Name: Stanley Bergman
Title: Trustee

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

THOMAS ELDEN 2013 TRUST

By:	/s/ Thomas Elden
Name: Thomas Elden
Title: Trustee

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

THOMAS ELDEN 2021 AJAX TRUST

By:	/s/ Samir Patel
Name: Samir Patel
Title: Trustee

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

UNCLEAR FAMILY PARTNERSHIP

By:	/s/ Charles V. Polsky
Name: Charles V. Polsky
Title: Trustee of the Charles Polsky
Investment Trust, Managing
General Partner

Address: [***]
[***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

BOULDER RIVER LLC

By:	/s/ Sidney N. Herman
Name: Sidney N. Herman
Title: Manager

Address: [***]
[***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

THE ALBERT RABIL III REVOCABLE TRUST

By:	/s/ Albert Rabil III
Name: Albert Rabil III
Title: Trustee

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

INFLECTION EQUITY, LLC

By:	/s/ Gintaras Vaisnys
Name: Gintaras Vaisnys
Title: Manager

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

PLUMTREE TRUST

By:	/s/ Linda Talbot
Name: Linda Talbot
Title: Trustee

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

ARCHON CAPITAL LLC

By:	/s/ Steven Joung
Name: Steven Joung
Title: Manager

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:
Equity Trust Company As Custodian Fob Thomas Elden #1718444
MIDLAND TRUST COMPANY AS
CUSTODIAN FOB THOMAS ELDEN #1718444

By:	/s/ Ryan Austin
Name: Ryan Austin
Title: IRA Custodian

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

NEXT GENERATION INVESTMENTS, LLC

By:	/s/ Clay Smith
Name: Clay Smith
Title: General Partner

Address: [***]
[***]

Email: [***].com

Exhibit A

Note Purchase Agreement Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees that he, she, or it is a Purchaser, as defined in that certain Note Purchase Agreement by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of October 28, 2024 (as amended, the “Purchase Agreement”), acknowledges having read the representations in the Purchase Agreement contained in the section entitled “Representations, Warranties, and Covenants of each Purchaser,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees that he, she or it is bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement as a counterpart signature thereto.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

MICHAEL S RESNICK DECLARATION OF TRUST

By:	/s/ Michael S. Resnick
Name: Michael S. Resnick
Title: Trustee

Address: [***]
[***]

Email: [***].com

EXHIBIT B

SCHEDULE OF PURCHASERS

Initial First Tranche Closing Date:	October 28, 2024
Final First Tranche Closing Date:	November 5, 2024

	First Tranche Closing Amounts		Subsequent Tranche Closing Amounts
Name and Address of Purchaser	Initial First Tranche Closing Note 1A Principal Amount	Final First Tranche Closing Note 1B Principal Amount	First Subsequent Tranche Closing Note 2A Principal Amount	Second Subsequent Tranche Closing Note 2B Principal Amount	Third Subsequent Tranche Closing Note 2C Principal Amount	Aggregate Principal Amount
Samsara BioCapital, L.P. 628 Middlefield Rd Palo Alto, CA 94301 [***].com	$8,957,159	$115,871	$4,536,515	$4,536,515	$4,536,515	$22,682,575
Thomas Elden 2010 Gift Trust [***] [***].com	—	$185,394	$92,697	$92,697	$92,697	$463,485
Thomas Elden 2013 Trust [***] [***].com	—	$185,394	$92,697	$92,697	$92,697	$463,485
Thomas Elden 2021 Ajax Trust [***] [***].com	—	$166,855	$83,427	$83,427	$83,427	$417,137

	First Tranche Closing Amounts		Subsequent Tranche Closing Amounts
Name and Address of Purchaser	Initial First Tranche Closing Note 1A Principal Amount	Final First Tranche Closing Note 1B Principal Amount	First Subsequent Tranche Closing Note 2A Principal Amount	Second Subsequent Tranche Closing Note 2B Principal Amount	Third Subsequent Tranche Closing Note 2C Principal Amount	Aggregate Principal Amount
Unclear Family Partnership Charles Polsky Trustee c/o William Harris Investors [***] [***].com	—	$92,697	$46,349	$46,349	$46,349	$231,743
Boulder River LLC c/o Sidney Herman [***] [***].com	—	$83,427	$41,714	$41,714	$41,714	$208,568
The Albert Rabil III Revocable Trust [***] [***].com	—	$60,253	$30,127	$30,127	$30,127	$150,633
Inflection Equity, LLC [***] [***].com	—	$46,349	$23,174	$23,174	$23,174	$115,871
Plumtree Trust [***] [***].com	—	$46,349	$23,174	$23,174	$23,174	$115,871

	First Tranche Closing Amounts		Subsequent Tranche Closing Amounts
Name and Address of Purchaser	Initial First Tranche Closing Note 1A Principal Amount	Final First Tranche Closing Note 1B Principal Amount	First Subsequent Tranche Closing Note 2A Principal Amount	Second Subsequent Tranche Closing Note 2B Principal Amount	Third Subsequent Tranche Closing Note 2C Principal Amount	Aggregate Principal Amount
Archon Capital LLC [***] [***].com	—	$18,539	$9,270	$9,270	$9,270	$46,349
Midland Trust Company as Custodian FOB Thomas Elden #1718444 [***] [***].com	—	$18,539	$9,270	$9,270	$9,270	$46,349
Next Generation Investments, LLC [***] [***].com	–	$18,539	$9,270	$9,270	$9,270	$46,349
Michael S Resnick Declaration of Trust [***] [***].com	–	$4,635	$2,317	$2,317	$2,317	$11,587

TOTAL:	$8,957,159	$1,042,841	$5,000,000	$5,000,000	$5,000,000	$25,000,000

EXHIBIT C

FORM OF CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

CONVERTIBLE PROMISSORY NOTE

$[•]	_________________, 2024 (the “Issue Date”)
CN-[1A/1B/2A/2B/2C] – [•]	Palo Alto, California

For value received Kalaris Therapeutics, Inc., a Delaware corporation (“Company”), promises to pay to [•] or its assigns (“Holder”) the principal sum of $[•] with simple interest on the outstanding principal amount at the rate of 8.0% per annum. Simple interest shall commence on the date hereof and shall continue on the outstanding principal until paid in full or converted in accordance with this note (the “Note”). Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. This Note is issued as part of a series of similar notes (each a “Note” and collectively, the “Notes”) to be issued pursuant to the terms of that certain Note Purchase Agreement (the “Purchase Agreement”) dated as of October 28, 2024 by and between the Company and the persons and entities listed on the Schedule of Purchasers thereof (collectively, the “Holders”). This Note is subject to the following terms and conditions:

1.	Maturity.

(a) Repayment. Unless converted or repaid (as applicable) as provided in Sections 1(b), 2 or 3, all outstanding principal and any accrued but unpaid interest under this Note (the “Conversion Amount”) shall be due and payable upon demand of the Holders holding Notes representing a majority of the outstanding principal amount of indebtedness represented by all Notes (the “Majority in Interest”) any time on or after May 31, 2025 (the “Maturity Date”). Interest shall accrue on this Note and shall be due and payable with each installment of principal. Notwithstanding the foregoing, at the option and upon the declaration of the Majority in Interest and upon written notice to the Company, the entire Conversion Amount shall become due and payable upon an Event of Default. An “Event of Default” shall occur if (i) the Company fails to pay any and all unpaid principal, accrued interest and all other amounts owing under the Notes when due and payable pursuant to the terms of the Notes; (ii) the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any general assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (iii) an involuntary petition is filed against the Company (unless such petition is dismissed or discharged within seventy-five (75) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company; or (iv) the Company breaches any material term of the Notes or the Purchase Agreement (in each case unless such material breach is cured within thirty (30) days of such breach).

(b) Conversion. In the event that neither a Qualified Financing nor a Change of Control (each as defined below) has been consummated on or before the Maturity Date, or at any time at the Majority in Interest’s option, the Majority in Interest may elect to convert the Conversion Amount into shares of the Company’s Common Stock, $0.00001 per share (“Common Stock”) at a price per share equal to the Series B-2 Conversion Price (as defined in the Amended and Restated Certificate of Incorporation of the Company) then in effect, rounded down to the nearest whole share. Notwithstanding anything to the contrary in this Note, this Note shall be subject to the conversion provisions set forth in Section 1(c)(vi) of the Purchase Agreement.

2.	Conversion upon a Qualified Financing.

(a) Automatic Conversion. Concurrently with the closing of a Qualified Financing (as defined below) on or before the Maturity Date, the Conversion Amount shall be converted into shares of the Preferred Stock of the Company (subject to the conversion provisions set forth in Section 1(c)(vi) of the Purchase Agreement) issued by the Company in the Qualified Financing. “Qualified Financing” means the first issuance of Preferred Stock by the Company following the date hereof in a single transaction or a series of related transactions (i) yielding gross proceeds to the Company of at least $10,000,000 (excluding (1) conversion of the Note and any other convertible notes or convertible securities issued by the Company and then outstanding and (2) aggregate gross proceeds to the Company yielded by any cash investment by Samsara BioCapital, L.P. or any of its affiliates), or (ii) designated in writing by Samsara BioCapital, L.P. as a “Qualified Financing”.

(b)	Terms of Conversion.

(i) Upon conversion of the Note pursuant to this Section 2, the total number of shares of Preferred Stock to be issued to the Holder shall be equal to the quotient obtained by dividing the Conversion Amount by the Conversion Price, rounded down to the nearest whole share. The “Conversion Price” means eighty percent (80.0%) of the Qualified Financing Price Per Share, except that in the event of conversion in connection with consummation of the Acquisition (as defined in the Purchase Agreement), the Conversion Price shall mean 100.0% of the price per share equal to the Series B-2 Conversion Price.

The term “Qualified Financing Price Per Share” means the price per share paid for each share of Preferred Stock purchased by the investors in the Qualified Financing (other than through the conversion the Note or any other convertible notes).

(ii) Upon the conversion of the Note pursuant to this Section 2, the Holder hereby agrees to execute and deliver to the Company all transaction documents related to the Qualified Financing, including a purchase agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions (including a lock-up agreement in connection with an initial public offering). The issuance of Preferred Stock upon such conversion shall be upon the terms and subject to the conditions applicable to the Qualified Financing and the Company’s Amended and Restated Certificate of Incorporation and Bylaws and such other corporate governing documents, as determined by the Company in its sole discretion.

2

3. Change of Control. Subject to the conversion provisions set forth in Section 1(c)(vi) of the Purchase Agreement, in the event of a Change of Control (as defined below) prior to repayment of the Note in full pursuant to Section 1(a) or conversion of the Note pursuant to Sections 1(b) or 2, immediately prior to such Change of Control, the Conversion Amount shall, at the Majority in Interest’s option (other than with respect to conversion immediately prior to the consummation of the Acquisition, in which case only clause (x) will apply to such conversion)1, either (x) convert into shares of Series B-2 Preferred Stock (as defined in the Amended and Restated Certificate of Incorporation of the Company) at a conversion price per share equal to 100% of the total aggregate consideration to be paid for each share of the Company’s capital stock on an as-converted to Common Stock basis (including any earn-out amounts) as determined by the Board of Directors in its sole discretion or (y) become immediately due and payable immediately prior to the closing of such Change of Control, senior in preference to any payment in respect of any equity of the Company, at the rate of two times (2X) the Conversion Amount. The term “Change of Control” means (i) a sale of all or substantially all of the Company’s assets other than to an Excluded Entity (as defined below), (ii) a merger, consolidation or business combination transaction of the Company with or into another corporation, limited liability company or other entity other than an Excluded Entity, in each case pursuant to which stockholders of the Company prior to such merger, consolidation or business combination transaction own less than fifty percent (50%) of the voting interests in the surviving or resulting entity, (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of all of the Company’s then outstanding voting securities, or (iv) the Acquisition. Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s Board of Directors. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.

4.	Mechanics and Effect of Conversion.

(a) Effectiveness of Conversion. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted, including without limitation the obligation to pay such portion of the principal amount and accrued interest. Any interest accrued on this Note that is not simultaneously converted into such equity securities by reason of such conversion shall be repaid upon demand by the Holder. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the capital stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

[1]

Note to Draft. If the Acquisition is consummated, (i) Notes 1A and 1B will convert immediately prior to the consummation of the Acquisition and will be included in the outstanding Kalaris share count for purposes of calculating the exchange ratio in the merger and (ii) Notes 2A, 2B and 2C will convert immediately prior to the consummation of the Acquisition and will not be included in the outstanding Kalaris share count for purposes of calculating the exchange ratio in the merger.

3

(b) Issuance of Certificates. Upon conversion of this Note, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.

(c) Fractional Shares. No fractional shares of the Company’s capital stock will be issued upon conversion of this Note. If any fractional share of capital stock would, except for the provisions hereof, be deliverable upon conversion of this Note, the Company, in lieu of delivering such fractional share, shall pay an amount equal to the value of such fractional share, as determined by the per share conversion price used to effect such conversion.

5. Payment; Prepayment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder shall be applied to principal. The Company may prepay this Note with the written consent of the Majority in Interest.

6. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

7. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the Company and the Holder shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

8. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address or fax number as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

4

9. Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Company and the Majority in Interest; provided, however, that any such amendment or waiver that applies to or affects any Holder in any manner different than such amendment or waiver applies to or affects other Holders shall require the written consent of the Holders representing a majority of the outstanding principal amount of indebtedness represented by all Notes held by such Holders that are so differently affected; provided, further, that any such amendment or waiver that alters the principal amount or interest rate of this Note or the repayment thereof or amends or waives the observation of any provision that entitles the Holder to make election or determination with respect to this Note shall require the prior written consent of the Holder. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Company, the Holder and each transferee of any Note.

10. Entire Agreement. This Note, together with the Purchase Agreement and the documents referred to therein, constitutes the entire agreement between the Company and the Holder pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the Company and the Holder are expressly canceled.

11. Counterparts. This Note may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

12. Action to Collect on Note. If action is instituted to collect on this Note, the Company promises to pay all costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.

13. Stockholders, Officers and Directors Not Liable. In no event shall any, stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

14. Loss of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company will make and deliver in lieu of such Note a new Note of like tenor.

15. Interest Rate Limitation. Notwithstanding anything to the contrary contained in this Note or the Purchase Agreement (the “Loan Documents”), the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Holder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal remaining owed under this Note or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Holder exceeds the Maximum Rate, the Holder may, to the extent permitted by applicable law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.

5

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Convertible Promissory Note to be executed as of the date first above written.

KALARIS THERAPEUTICS, INC.

By:
Name: Andrew Oxtoby
Title: Chief Executive Officer

HOLDER

By:

By:
Name:
Title:

Address:

[Signature Page to Note]

AMENDMENT NO. 1 TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made as of this 10th day of January, 2025 by and among Kalaris Therapeutics, Inc., a Delaware corporation (the “Company”), and the Purchaser to amend that certain Note Purchase Agreement, dated as of October 28, 2024, by and among the Company and the Purchaser (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Purchase Agreement; and

WHEREAS, subject to certain limitations not applicable hereto, the Purchase Agreement may be amended pursuant to Section 7(g) of the Purchase Agreement with the written consent of the Company and the Majority in Interest.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt of which is hereby acknowledged, the undersigned, who constitute the Majority in Interest, agree to amend the Purchase Agreement as follows:

1. Amendment of Section 1(b)(iii). Section 1(b)(iii) of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“(iii)Commitment to Purchase Additional Notes. Each Purchaser that purchases Notes in the First Tranche Closings hereby commits to purchase additional Notes in the aggregate principal amount set forth opposite such Purchaser’s name on Exhibit B hereto (up to a maximum aggregate principal amount, to be purchased by all Purchasers, of $15,000,000 (such aggregate committed amount, the “Subsequent Tranche Closing Amount”)), to be made in three installments as set forth on Exhibit B hereto, and Exhibit B shall be updated to reflect such commitments and purchases.”

2. Amendment of Section 1(b)(iv). Section 1(b)(iv) of the Purchase Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“(iv)Subsequent Tranche Closings. Subsequent to the Effective Date, the Subsequent Tranche Closing Amount shall be issued and sold in three additional Closings, pursuant to which the Company may issue and sell additional Notes pursuant to this Agreement, up to the maximum aggregate principal amount at each such Closing set forth on Exhibit B hereto (each, a “Subsequent Tranche Closing”). Subject to the terms and conditions set forth in this Agreement, including Section 1(b)(v) below, each Purchaser will be required to purchase an additional Note at such Subsequent Tranche Closing in the amount set forth on Exhibit B under the heading “Subsequent Tranche Closing Amount” applicable to such Subsequent Tranche Closing. In the event that any Purchaser does not purchase its full Subsequent Tranche Closing Amount at an applicable Closing, then those Purchasers that fully subscribe for their Subsequent Tranche Closing Amount at such Closing shall have the right, but not the obligation, to purchase the Subsequent Tranche Closing Amount shortfalls on a pro rata basis based on the First Tranche Closings investment amounts (including pursuant to the last sentence of Section 1(b)(iii)) at an additional Closing to be held on a date agreed by the Company and a majority in interest of the Purchasers participating in such Closing.”

3. Amendment of Exhibit B. Exhibit B of the Purchase Agreement is hereby deleted in its entirety, and Appendix A to this Amendment is inserted in lieu thereof.

4. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

5. Entire Agreement. The Purchase Agreement (including the documents referred to thereto), as supplemented and modified by this Amendment, constitutes the entire agreement between the parties pertaining to the subject matter thereof, and any and all other written or oral agreements existing between the parties are expressly canceled.

6. Effect of Amendment. Except as specifically amended herein, the Purchase Agreement is hereby ratified and confirmed and shall remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “the Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended hereby.

7. Governing Law. This Amendment shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Notwithstanding any provision of the Purchase Agreement to the contrary, this Amendment shall be (to the extent necessary to satisfy the requirements of Section 22062(b)(3)(D) of the California Financial Code) subject to the implied covenant of good faith and fair dealing arising under Section 1655 of the California Civil Code.

8. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Note Purchase Agreement as of the date first written above.

KALARIS THERAPEUTICS, INC.

By:	/s/ Andrew Oxtoby
Name:	Andrew Oxtoby
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Note Purchase Agreement as of the date first written above.

PURCHASER:

Samsara BioCapital, L.P.

By: Samsara BioCapital GP, LLC, its general partner

By:	/s/ Srinivas Akkaraju
Name:	Srinivas Akkaraju
Title:	General Managing Partner

[Signature Page to Amendment No. 1 to Note Purchase Agreement]

APPENDIX A

EXHIBIT B

SCHEDULE OF PURCHASERS

Initial First Tranche Closing Date:	October 28, 2024
Final First Tranche Closing Date:	November 6, 2024

	First Tranche Closing Amounts		Subsequent Tranche Closing Amounts
Name and Address of Purchaser	Initial First Tranche Closing Note 1A Principal Amount	Final First Tranche Closing Note 1B Principal Amount	First Subsequent Tranche Closing Note 2A Principal Amount	Second Subsequent Tranche Closing Note 2B Principal Amount	Third Subsequent Tranche Closing Note 2C Principal Amount	Aggregate Principal Amount
Samsara BioCapital, L.P. 628 Middlefield Rd Palo Alto, CA 94301 [***].com	$8,957,159	$115,871	$3,402,385.50	$3,402,385.50	$6,804,774.00	$22,682,575
Thomas Elden 2010 Gift Trust [***] [***].com	—	$185,394	$69,522.75	$69,522.75	$139,045.50	$463,485
Thomas Elden 2013 Trust [***] [***].com	—	$185,394	$69,522.75	$69,522.75	$139,045.50	$463,485
Thomas Elden 2021 Ajax Trust [***] [***].com	—	$166,855	$62,570.25	$62,570.25	$125,141.50	$417,137

	First Tranche Closing Amounts		Subsequent Tranche Closing Amounts
Name and Address of Purchaser	Initial First Tranche Closing Note 1A Principal Amount	Final First Tranche Closing Note 1B Principal Amount	First Subsequent Tranche Closing Note 2A Principal Amount	Second Subsequent Tranche Closing Note 2B Principal Amount	Third Subsequent Tranche Closing Note 2C Principal Amount	Aggregate Principal Amount
Unclear Family Partnership Charles Polsky Trustee c/o William Harris Investors [***] [***].com	—	$92,697	$34,761.75	$34,761.75	$69,522.50	$231,743
Boulder River LLC c/o Sidney Herman [***] [***].com	—	$83,427	$31,285.50	$31,285.50	$62,570.00	$208,568
The Albert Rabil III Revocable Trust [***] [***].com	—	$60,253	$22,595.25	$22,595.25	$45,189.50	$150,633
Inflection Equity, LLC [***] [***].com	—	$46,349	$17,380.50	$17,380.50	$34,761.00	$115,871
Plumtree Trust [***] [***].com	—	$46,349	$17,380.50	$17,380.50	$34,761.00	$115,871
Archon Capital LLC [***] [***].com	—	$18,539	$6,952.50	$6,952.50	$13,905.00	$46,349

	First Tranche Closing Amounts		Subsequent Tranche Closing Amounts
Name and Address of Purchaser	Initial First Tranche Closing Note 1A Principal Amount	Final First Tranche Closing Note 1B Principal Amount	First Subsequent Tranche Closing Note 2A Principal Amount	Second Subsequent Tranche Closing Note 2B Principal Amount	Third Subsequent Tranche Closing Note 2C Principal Amount	Aggregate Principal Amount
Midland Trust Company as Custodian FOB Thomas Elden #1718444 [***] [***].com	—	$18,539	$6,952.50	$6,952.50	$13,905.00	$46,349
Next Generation Investments, LLC [***] [***].com	—	$18,539	$6,952.50	$6,952.50	$13,905.00	$46,349
Michael S Resnick Declaration of Trust [***] [***].com	—	$4,635	$1,737.75	$1,737.75	$3,476.50	$11,587

TOTAL:	$8,957,159	$1,042,841	$3,750,000	$3,750,000	$7,500,000	$25,000,000